UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-21696                     22-3106987
(State or other jurisdiction       (Commission                (I.R.S. Employer
       of incorporation)           File Number)              Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01       Other Events.

         In a press release dated November 17, 2005, ARIAD Pharmaceuticals, Inc. announced that the oral dosage form of its novel mTOR inhibitor, AP23573, can be administered safely using several daily and intermittent dosing schedules and achieves blood levels and mTOR inhibition consistent with those observed with intravenous administration.

         A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this
         Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01       Financial Statements and Exhibits.

         (c)    The following exhibits are filed with this report

                Exhibit
                Number          Description
                -------         -----------
                99.1            Press release dated November 17, 2005.











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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARIAD Pharmaceuticals, Inc.

                           By: /s/ Edward M. Fitzgerald
                               -------------------------------------------------
                               Edward M. Fitzgerald
                               Senior Vice President, Finance and
                               Corporate Operations, Chief Financial Officer

Date: November 17, 2005











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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
-------         -----------
99.1            Press release dated November 17, 2005.











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